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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 12, 2003



                              INNODATA CORPORATION
             (Exact name of registrant as specified in its charter)




          Delaware                        0-22196               13-3475943
(State of other jurisdiction of   (Commission File Number)   (I.R.S. Employer
          incorporation)                                     Identification No.)


                   Three University Plaza                      07601
                    Hackensack, NJ 07601                     (Zip Code)
     (Address of principal executive offices)


                                 (201) 488-1200
              (Registrant's telephone number, including area code)






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Table of Contents
-----------------

Item 7.    Financial Statements and Exhibits.

       (c) Exhibits

       99.1 Press release, dated August 12, 2003, issued by Innodata Corporation

Item 9.    Regulation FD Disclosure.
           -------------------------

     The information contained in this Item 9 is being furnished pursuant to Items 9 and 12 of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

     On August 12, 2003, Innodata Corporation issued a press release announcing its results of operations for the three and six months ended, and financial condition as of, June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

     The information, including the exhibit attached hereto, in this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such filing.






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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 INNODATA CORPORATION



Date:  August 12, 2003                           By: /s/ Stephen Agress
                                                    ----------------------------
                                                    Stephen Agress
                                                    Vice President Finance






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                                  EXHIBIT INDEX
                                  -------------


Exhibit No.                             Description
-----------     ----------------------------------------------------------------
99.1            Press Release, dated August 12, 2003, issued by Innodata
                Corporation